UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Middle Market Apollo Institutional Private Lending

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56645	93-4353274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 515-3450

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined  in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 28, 2024, AP Leaf, LLC (“AP Leaf”), a wholly owned subsidiary of Middle Market Apollo Institutional Private Lending, a Delaware statutory trust (the “Company”), entered into the Second Amendment to Loan and Security Agreement (the “Second Amendment”) to its Loan and Security Agreement (the “Secured Credit Facility”), dated as of December 20, 2023, by and among AP Leaf, as borrower, the Company, in its capacity as collateral manager and in its capacity as equityholder, the lenders from time to time party thereto, Wells Fargo, National Association, as administrative agent, and Computershare Trust Company, N.A., in its capacity as collateral agent and in its capacity as trustee.

The Second Amendment amends the Secured Credit Facility to, among other things, increase the facility amount to $650,000,000.

The foregoing summary description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Loan and Security Agreement, dated as of June 28, 2024, by and among AP Leaf, LLC, as borrower, Middle Market Apollo Institutional Private Lending, in its capacity as collateral manager and in its capacity as equityholder, the lenders from time to time party thereto, Wells Fargo, National Association, as administrative agent, and Computershare Trust Company, N.A., in its capacity as collateral agent and in its capacity as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLE MARKET APOLLO INSTITUTIONAL PRIVATE LENDING
Date: July 2, 2024
	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer, Secretary and Vice President